DRIEHAUS MUTUAL FUNDS

(the “Trust”)

Driehaus Active Income Fund *LCMAX

(the “Fund”)

SUPPLEMENT DATED JULY 1, 2015

TO THE SUMMARY PROSPECTUS FOR THE FUND DATED APRIL 30, 2015

IMPORTANT NOTICE

Effective July 1, 2015, Elizabeth Cassidy (formerly assistant portfolio manager of the Fund) serves as co-portfolio manager of the Fund. Accordingly, the following information replaces the existing disclosure for Elizabeth Cassidy under “Portfolio Managers” on page 5 of the Summary Prospectus:

Elizabeth Cassidy

Co-Portfolio Manager of DCM

Co-Portfolio Manager of the Fund

since 7/15 (Assistant Portfolio Manager

of the Fund 11/09 - 7/15)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (877) 779-0079.